SECURITIES AND EXCHANGE COMMISSION



                          Washington, D.C.  20549



                                  FORM 8-K



                               CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934




                      Date of Report:  May 16, 1997




                        EASTERN UTILITIES ASSOCIATES
          (Exact name of registrant as specified in this charter)


           Massachusetts                 1-5366          04-1271872
    (State or other jurisdiction of    (Commission    (I.R.S.  Employer
   incorporation or organization)     File Number)   Identification No.)


     One Liberty Square, Boston, Massachusetts                02109
     (Address of principal executive offices)               (Zip Code)


Item 5.   Other Events.

     On May 16, 1997, Eastern Utilities Associates (EUA) announced that its subsidiaries, Eastern Edison Company and Montaup Electric Company, along with the Massachusetts attorney general, the state's Division of Energy Resources
(DOER) and several other signatories filed with the Department of Public Utilities (DPU) details of their settlement agreement to bring competition to the electric utility industry in Massachusetts, which are included in the May 16, 1997 press release filed herewith as Exhibit 99.

     Eastern Edison provides electric service to about 180,000 customers in the Greater Brockton and Fall River areas of southeastern Massachusetts. It is a subsidiary of Eastern Utilities Associates, a Boston-based diversified energy services company. Montaup is EUA's wholesale generation and transmission utility.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. (* indicated filed herewith)

Exhibit 99*  Press Release dated May 16, 1997.

                       SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EASTERN UTILITIES ASSOCIATES
                                            (Registrant)


                                   By:  /s/ John R. Stevens
                                        ----------------------
                                        John R. Stevens
                                        President



Date:  May 19, 1997